Putnam
Premier
Income
Trust

SEMIANNUAL REPORT

January 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* Morningstar Inc., an independent rating agency, awarded the fund 4 out of a possible 5 stars for overall performance (based on 3- and 5-year returns) as of February 28, 1997. This places the fund in the top 22.5% of the 139 closed-end fixed-income funds rated.*

* "Putnam Premier Income Trust has struck an admirable balance between self-control and versatility."

                             -- Morningstar Mutual Funds, September 6, 1996

       CONTENTS

 4     Report from Putnam Management

10     Fund performance summary

13     Portfolio holdings

29     Financial statements

*Morningstar ratings are subject to change every month and are calculated from a fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns, with appropriate sales charge adjustments and a risk factor that reflects performance compared to 90-day Treasury bill monthly returns. Of the funds in an investment category, 10% receive 5 stars and 22.5% receive 4 stars. For the 3- and 5-year periods ended 2/28/97, there were 139 and 88 funds, respectively, in the closed-end fixed-income investment category. The fund received 4 stars for both periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

During the first half of fiscal 1997, the management team of Putnam Premier Income Trust once again guided a portfolio of U.S. and foreign government securities and domestic high-yield bonds to a total return that was significantly higher than the returns posted by all three benchmark indexes. Average annual returns based on net asset value for 1 year, 5 years, and the life of the fund are similarly well above the benchmarks. You can see these numbers in the total return tables on page 10.

Such consistency of performance is no accident -- and it is definitely the result of a team effort. Each of the managers named at the top of the report that starts on the next page is a specialist in one of the fund's portfolio sectors, or sleeves, as we call them. These managers are backed by Putnam's extensive credit research capability.

During the period, Neil Powers assumed the reins of lead manager and Jin Ho was added to the team. Neil, manager of the fund's U.S. government sector, has been with Putnam since 1986. Jin joined Putnam in 1983 as a fixed-income analyst. As a member of the High Yield Bond Group, he manages that sector of your fund's portfolio. He has 14 years of investment experience.

Respectfully yours,

/S/George Putnam
George Putnam
Chairman of the Trustees
March 19, 1997



Report from the Fund Managers
Neil J. Powers, lead manager
D. William Kohli
Mark J. Siegel
Jin W. Ho

On the home front and abroad, sovereign and corporate debt enjoyed a generally favorable environment for the six months ended January 31, 1997. Over the period, Putnam Premier Income Trust was able to benefit from several positive trends, including global disinflation, reassuring economic growth, and interest-rate stability. At the close of the period, your fund had gained 7.70% at net asset value and 13.11% at market price. Full performance details can be found on pages 10 and 11.

For the most part, our bond selections and sector allocations in each of the fund's three sectors, or sleeves -- U.S. government, foreign government, and U.S. high yield -- focused more on maximizing yield potential than aggressively managing duration. While each of the fund's sleeves produced attractive results, the high-yield and emerging market positions provided the most robust gains. Active management of the fund's U.S. dollar exposure also supported returns.

* MORTGAGE-BACKED SECURITIES DOMINATE U.S. GOVERNMENT HOLDINGS

Since early 1996, we have favored mortgage-backed securities for both their income advantages and their price appreciation possibilities. Our main focus has been discount-coupon mortgages -- those with coupons lower than the current market rate -- which tend to be less sensitive to prepayment risk. With the exception of a brief period of volatility in late October and early November, the mortgage market has been a strong performer for the fund, with January witnessing exceptional gains. The fund's asset-backed instruments also performed well.

In our opinion, yields on Treasury securities are currently too low and valuations too high to justify a large position now. Consequently we have kept exposure relatively low -- with 30-year bonds and 10-year notes making up most of those Treasury securities in the portfolio at period's end. The longer duration of these investments allowed the fund to participate fully in the market's rally over the period. Going forward, we may search for opportunities in some nontraditional sectors of the U.S. government market, possibly home equity loans.

* HIGH-YIELD BONDS RIDE HIGHER ON STRONG DEMAND AND IMPROVING CREDIT

Highly favorable supply/demand characteristics, strong corporate profitability, moderate economic growth, and record-breaking stock market activity fueled the returns of high-yield bonds throughout the period. High-yield mutual fund inflows topped $16 billion in 1996, with insurance companies and pension funds committing additional funds to these securities. This accelerated demand for high-yield bonds in the secondary market supported the absorption of a recording-breaking number of new issues. Merger and acquisition activity was also robust, with many high-yield issuers purchased by stronger companies, resulting in credit quality upgrades.

In this environment, we sought to maximize yield and appreciation potential by investing a significant portion of the fund's assets in the high-yield market. We targeted bonds we believed offered the best relative value, particularly in growth-oriented industries. Telecommunications and broadcasting holdings, the sleeve's largest industry weightings, produced outstanding results, benefiting from the deregulation legislation passed in February of last year. Competitive access providers (CAPs), such as Teleport Communications Group and Brooks Fiber Properties, were among the top performers. These companies issue high-yield debt to finance the construction of fiber-optic networks that will enable them to compete against local telephone companies for commercial customers. Bonds issued by MFS Communications and Intermedia Communications also delivered solid gains, as did those issued by Intelcom. While these securities and others discussed in this report were viewed favorably during the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart TOP 10 ALLOCATIONS BY COUNTRY*]

TOP 10 ALLOCATIONS BY COUNTRY*

Germany                        7.2%

France                         6.1%

United Kingdom                 3.5%

Mexico                         2.5%

Brazil                         1.9%

Australia                      1.7%

Argentina                      1.4%

Spain                          1.3%

Canada                         1.2%

Italy                          1.0%

Footnote reads:
*Based on net assets as of 1/31/97. Reflects international sleeve holdings only. Allocations will vary over time.

A noteworthy trend in telecommunications is also developing in the United Kingdom, where corporations are permitted to market telephone and cable television services jointly. Videotron Holdings, whose bonds we hold in the portfolio, was sold to a partnership made up of Bell Canada and Cable and Wireless PLC. This acquisition helped to focus investor interest on the telephone/cable television duopolies in the United Kingdom and boosted security values across the industry sector.

The fund also benefited from its exposure to gaming, aerospace, and utility companies. Issues from the gaming sector hold consistent appeal because of their high yields. Renewed growth in the aerospace industry, in which demand for airplanes from both domestic and foreign customers is increasing, has created a number of attractive investments in companies supplying the industry. At the same time, ongoing consolidation among utility companies continues to create price appreciation opportunities.

* EUROPE AND EMERGING MARKETS ARE MAJOR FOCUS FOR FOREIGN HOLDINGS

We targeted Europe as the primary investment locale for your fund's international sleeve. This enabled us to participate in the rallies sparked by stable-to-easing monetary policies and continued optimism about the prospects for European Monetary Union (EMU). By investing in bonds that stood to benefit from the move toward monetary union, or "convergence," the international component contributed significantly to your fund's overall performance.

TOP SECTOR HOLDINGS*

Top three high-yield holdings
Sears Credit 6.05%, 2004
Midland Funding Corp. 13.25%, 2006
Cencall Communications Corp. zero%, 2004

Top three U.S. government holdings
U.S. Treasury notes 6.5%, 2006
GNMA 7%, 2025-2026
GNMA 7.5%, 2025

Top three international holdings
Germany (Federal Republic of ) bonds 6.25%, 2006
Germany (Federal Republic of ) bonds 5.25%, 2001
France Treasury bill 7%, 2000

Footnote reads:
*These holdings represent 19.9% of the fund's assets as of 1/31/97.
 Portfolio holdings will vary over time.

At the outset of fiscal 1997, we emphasized the higher-yielding peripheral markets of Europe, such as Italy, Spain, and Sweden, which offered much higher yields than the markets of core Europe. As the outlook for EMU improved on the heels of the German-French summit in September, investors began recognizing that these countries were earnestly attempting to get their fiscal houses in shape to qualify for inclusion. Bond prices appreciated and yields declined.

By mid-autumn, we decided to sell the fund's Spanish, Italian, and Swedish bonds, whose prices had risen to our target levels. We reinvested the resulting gains in the dollar-bloc, or Anglo, bond markets of Canada, Australia, and the United Kingdom. In hindsight, this move may have been a bit premature, since the peripheral markets have continued to appreciate. However, the fund's Anglo holdings had proved their potential by producing strong returns. We have also increased the fund's weighting in core European markets, specifically France and Germany, which have also rallied and stand to benefit further from improving economic conditions.

Prospects for Japan's bond market remained murky and we opted to keep the portfolio's exposure to Japanese government bonds at a minimum. Our avoidance of the Japanese market has contributed positively to performance.

Emerging market investments also have played a vital role in performance. A number of positive factors contributed to favorable conditions for emerging market debt: a supportive U.S. Treasury market with low volatility, increased liquidity in the global bond market system, and positive macroeconomic scenarios in Latin America and Eastern Europe. To capitalize on the strength of these markets, we increased exposure to its allowable maximum, profiting substantially from investments in Mexico, Argentina, and Russia through period's end. We re-established exposure to South Africa because bond prices have approached bargain levels and our on-site research has revealed improving political and economic conditions.

Last but certainly not least, active currency management proved highly rewarding. We protected the fund's value from losses resulting from currency fluctuations and a strong U.S. dollar by hedging foreign bonds back to the U.S. dollar. We also boosted the portfolio's yield potential, especially in December and January, by investing in dollar/yen and dollar/mark currency contracts.

* MODERATE GROWTH, BENIGN INFLATION, AND STABLE INTEREST RATES APPEAR ON THE HORIZON

As the fund enters the second half of fiscal 1997, the broad outlook for fixed-income investing remains positive. We anticipate steady economic growth worldwide and stable inflation. The trend toward fiscal responsibility accompanied by easy monetary policies -- low interest rates -- should likely continue in all country blocs.

As risk premiums around the world have declined dramatically from the high levels of 1995 to today's low levels, investors must search harder for bonds offering attractive yields relative to their valuations. Your fund's trisector investment strategy gives us the flexibility to uncover such opportunities around the globe. Against this backdrop, we are maintaining the portfolio's strategic commitment to select emerging markets. For the time being, we are also keeping the fund's domestic high-yield sector fully invested, since it also stands to benefit from a historic seasonal boost this winter. Improving economies should bode well for the fund's core European holdings, while conditions in the United States give us reason to remain optimistic about the solid performance potential of mortgage-backed securities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/97, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay interest and principal on the bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of the fund shares is not guaranteed and will fluctuate.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Premier Income Trust is designed for investors seeking a high level of current income consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 1/31/97
                                                      Market
                                             NAV      price
------------------------------------------------------------------------------
6 months                                     7.70%    13.11%
------------------------------------------------------------------------------
1 year                                       9.31     10.54
------------------------------------------------------------------------------
5 years                                     65.08     59.32
Annual average                              10.54      9.76
------------------------------------------------------------------------------
Life of fund
(since 2/29/88)                            141.73    104.13
Annual average                              10.39      8.32
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/97

                                         Salomon Bros.
                           Lehman Bros.    Non-U.S.    First Boston   Consumer
                           Government     World Govt.   High Yield      Price
                           Bond Index     Bond Index      Index         Index
------------------------------------------------------------------------------
6 months                      4.51%         -1.55%        4.94%          1.34%
------------------------------------------------------------------------------
1 year                        2.26           2.11         3.26           3.04
------------------------------------------------------------------------------
5 years                      41.80          55.62        42.87          15.21
Annual average                7.23           9.24         7.39           2.87
------------------------------------------------------------------------------
Life of fund
(since 2/29/88)             104.99         108.34       110.13          37.16
Annual average                8.38           8.57         8.68           3.60
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/97
------------------------------------------------------------------------------
Distributions (number)                6
------------------------------------------------------------------------------
Income                            $0.33
------------------------------------------------------------------------------
Capital gains                        --
------------------------------------------------------------------------------
Total                             $0.33
------------------------------------------------------------------------------
Share value:                 NAV         Market price
------------------------------------------------------------------------------
7/31/96                     $8.53          $7.375
------------------------------------------------------------------------------
1/31/97                      8.81            8.00
------------------------------------------------------------------------------
Current return
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate1      7.49%           8.25%
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)
                                                      Market
                                              NAV     price
------------------------------------------------------------------------------
6 months                                      8.11%    4.31%
------------------------------------------------------------------------------
1 year                                       10.32     8.81
------------------------------------------------------------------------------
5 years                                      64.65    54.66
Annual average                               10.49     9.11
------------------------------------------------------------------------------
Life of fund
(since 2/29/88)                             140.63    93.24
Annual average                               10.44     7.74
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns, net asset value, and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.




Portfolio of investments owned
January 31, 1997 (Unaudited)

CORPORATE BONDS AND NOTES  (37.0%) *
PRINCIPAL AMOUNT                                                                                    VALUE

Advertising  (0.2%)
---------------------------------------------------------------------------------------------------------
      $  175,000   Adams Outdoor Advertising, (L.P.) sr. notes 10 3/4s, 2006               $      187,250
       1,720,000   Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                          1,763,000
                                                                                           --------------
                                                                                                1,950,250

Aerospace and Defense  (0.5%)
---------------------------------------------------------------------------------------------------------
       2,500,000   BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                             2,612,500
         335,000   Hawk Corp. 144A sr. notes 10 1/4s, 2003                                        340,863
       1,000,000   Howmet Corp. sr. sub. notes 10s, 2003                                        1,090,000
       1,300,000   Sequa Corp. bonds 8 3/4s, 2001                                               1,300,000
         490,000   UNC, Inc. sr. sub. notes 11s, 2006                                             524,300
                                                                                           --------------
                                                                                                5,867,663

Agriculture  (0.5%)
---------------------------------------------------------------------------------------------------------
       4,931,000   PMI Holdings Corp. sub. disc. deb. stepped-coupon Ser. B,
                   zero % (11 1/2s, 9/1/00), 2005 ++                                            3,377,735
       2,755,772   Premium Standard Farms, Inc. sr. secd. notes 11s, 2003                       2,914,230
                                                                                           --------------
                                                                                                6,291,965

Airlines  (0.2%)
---------------------------------------------------------------------------------------------------------
       2,220,000   Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                         2,375,400

Apparel  (0.3%)
---------------------------------------------------------------------------------------------------------
       2,275,000   Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                2,331,875
       1,475,000   William Carter Co. 144A sr. sub. notes 10 3/8s, 2006                         1,534,000
                                                                                           --------------
                                                                                                3,865,875

Automotive Parts  (1.0%)
---------------------------------------------------------------------------------------------------------
         949,000   Aftermarket Technology Corp. sr. sub. notes 12s, 2004                        1,060,508
       2,500,000   APS Holding, Inc. company guaranty 11 7/8s, 2006                             2,650,000
         855,000   CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                   897,750
       1,150,000   Harvard Industries Inc. sr. notes 11 1/8s, 2005                                874,000
       3,400,000   Key Plastics Corp. sr. notes 14s, 1999                                       3,621,000
       1,805,000   Lear Corp. sub. notes 9 1/2s, 2006                                           1,895,250
         760,000   Speedy Muffler King, Inc. company guaranty 10 7/8s, 2006 (Canada)              794,200
                                                                                           --------------
                                                                                               11,792,708

Banks  (0.5%)
---------------------------------------------------------------------------------------------------------
       2,500,000   First Nationwide Holdings 144A sr. sub. notes 10 5/8s, 2003                  2,712,500
         635,000   North Fork Bancorp, Inc. 144A bonds 8.7s, 2026                                 635,000
         345,000   Onbank Capital Trust I 144A company guaranty 9 1/4s, 2027                      346,725
         735,000   Peoples Heritage Capital Trust I 144A company guaranty 9.06s, 2027             738,675
         715,000   Provident Capital Trust 144A jr. sub. notes 8.6s, 2026                         725,725
         410,000   Riggs Capital Trust 144A bonds 8 5/8s, 2026                                    410,000
         555,000   Webster Capital Trust I 144A bonds 9.36s, 2027                                 558,979
                                                                                           --------------
                                                                                                6,127,604

Basic Industrial Products  (--%)
---------------------------------------------------------------------------------------------------------
         425,000   Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                  434,563

Broadcasting  (2.4%)
---------------------------------------------------------------------------------------------------------
       1,225,000   Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                          1,249,500
       1,775,000   Comcast UK Cable, (L.P.) deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                         1,251,375
       1,500,000   Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                           1,582,500
         215,000   Gray Communications Systems, Inc. sr. sub. notes 10 5/8s, 2006                 228,975
       5,440,000   Grupo Televisa S.A. sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 5/15/01), 2008 (Mexico) ++                                         3,685,600
         455,000   Jacor Communications Co. company guaranty 9 3/4s, 2006                         468,650
       2,340,000   Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                    2,480,400
         790,000   Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                  829,500
       3,816,000   Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                   3,281,760
       2,600,000   SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                  2,756,000
       1,000,000   Sinclair Broadcasting Group sr. sub. notes 10s, 2005                         1,025,000
       4,527,000   Telemedia Broadcasting Corp. 144A deb. stepped-coupon
                   3.8s, (16s, 6/15/99), 2004 ++                                                4,119,570
       5,935,000   Telewest Communications PLC deb. stepped-coupon
                   zero % (11s, 10/1/00), 2007 (United Kingdom) ++                              4,065,475
       3,105,000   Videotron Holdings. sr. disc. notes 11s, 2005 (United Kingdom)               2,452,950
                                                                                           --------------
                                                                                               29,477,255

Building and Construction  (1.6%)
---------------------------------------------------------------------------------------------------------
       1,965,000   Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2006                      2,019,038
         290,000   Building Materials Corp. 144A sr. notes 8 5/8s, 2006                           290,000
       1,950,000   Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                 2,230,313
       1,020,000   Clark Material Handling Co. 144A sr. notes 10 3/4s, 2006                     1,063,350
         400,000   Continental Homes Holding Corp. sr. notes 10s, 2006                            413,000
       2,565,000   Inter-City Products sr. notes 9 3/4s, 2000                                   2,590,650
         500,000   Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                       507,500
       2,365,000   Presley Cos. sr. notes 12 1/2s, 2001                                         2,223,100
       2,500,000   Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                            2,575,000
       3,975,000   Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                  4,392,375
         440,000   Waxman Industries Inc. sr. notes stepped-coupon Ser. B,
                   zero % (12 3/4s, 6/1/99), 2004 ++                                              356,400
         415,000   Webb (Del E.) Corp. sr. sub. notes 9 3/4s, 2008                                419,669
                                                                                           --------------
                                                                                               19,080,395

Buses  (0.4%)
---------------------------------------------------------------------------------------------------------
         235,000   Atlantic Express Transportation Corp. company guaranty
                   Ser. AI, 10 3/4s, 2004                                                         241,463
       1,585,000   Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                      1,664,250
       3,105,000   Consorcio/MCII Holdings secd. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                              2,639,250
                                                                                           --------------
                                                                                                4,544,963

Business Services  (0.5%)
---------------------------------------------------------------------------------------------------------
       4,770,000   Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                  4,865,400
         705,000   Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006 (United Kingdom)        740,250
         210,000   Loomis Fargo & Co. 144A sr. sub. notes 10s, 2004                               214,200
         670,000   Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                735,325
                                                                                           --------------
                                                                                                6,555,175

Cable Television  (2.7%)
---------------------------------------------------------------------------------------------------------
       4,000,000   Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005                     3,760,000
         750,000   Adelphia Communications Corp. sr. deb. 11 7/8s, 2004                           753,750
       4,675,000   American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                           1,402,500
       1,350,000   Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                         1,309,500
       4,000,000   Century Communications Corp. sr. notes 9 1/2s, 2005                          4,090,000
       2,750,000   Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 3/4s, 12/15/00), 2005 (United Kingdom) ++          1,938,750
       2,275,000   Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 9/30/99), 2004 (United Kingdom) ++           1,842,750
       4,658,724   Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]        4,332,613
       1,975,000   Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006 (Mexico)                    2,192,250
         685,000   Heartland Wireless Communications, Inc. sr. notes Ser. D, 13s, 2003            679,863
       2,000,000   Heartland Wireless Communications, Inc. 144A sr. notes 14s, 2004             2,100,000
       1,000,000   Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                               1,070,000
       2,000,000   Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon zero %
                   (14 1/4s, 6/15/00), 2005 ++                                                  1,460,000
       2,700,000   Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                            2,227,500
         615,000   Tevecap S.A. 144A sr. notes 12 5/8s, 2004 (Brazil)                             646,519
         425,000   TV Filme, Inc. 144A sr. notes 12 7/8s, 2004 (Brazil)                           429,781
       5,820,000   UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                           2,982,750
                                                                                           --------------
                                                                                               33,218,526

Cellular Communications  (2.4%)
---------------------------------------------------------------------------------------------------------
       4,550,000   Call-Net Enterprises sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 12/1/99), 2004 ++                                                  3,776,500
         695,000   CCPR Services, Inc. 144A company guaranty 10s, 2007                            695,869
       9,475,000   Cencall Communications Corp. sr. disc. notes
                   stepped-coupon zero % (10 1/8s, 1/15/99), 2004 ++                            6,798,313
       3,500,000   Dial Call Communication, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                                  2,502,500
       3,860,000   Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                       2,451,100
       6,730,000   Millicom International Cellular S.A. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) ++                4,391,325
       3,225,000   NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (11 1/2s, 9/1/98), 2003 ++                                            2,596,125
       5,980,000   Pricellular Wireless Corp. sr. disc. notes stepped-coupon Ser. B,
                   zero % (14s, 11/15/97), 2001 ++                                              5,980,000
         930,000   Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                             974,175
                                                                                           --------------
                                                                                               30,165,907

Chemicals  (0.7%)
---------------------------------------------------------------------------------------------------------
       1,505,000   Freedom Chemicals, Inc. 144A sr. sub. notes 10 5/8s, 2006                    1,591,538
       2,675,000   Great Lakes Carbon Corp. sr. notes 10s, 2006                                 2,835,500
       2,000,000   Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                           2,085,000
       1,000,000   NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                       865,000
       1,805,000   Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                           1,092,025
                                                                                           --------------
                                                                                                8,469,063

Computer Services  (0.3%)
---------------------------------------------------------------------------------------------------------
       1,900,000   Interact Systems, Inc. 144A stepped-coupon zero %
                   (14s, 8/1/99), 2003 ++                                                         945,250
       2,965,000   Unisys Corp. sr. notes 11 3/4s, 2004                                         3,194,788
                                                                                           --------------
                                                                                                4,140,038

Conglomerates  (0.1%)
---------------------------------------------------------------------------------------------------------
         900,000   ADT Ltd. sr. sub. notes 9 1/4s, 2003                                           949,500
         275,000   MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                   275,000
                                                                                           --------------
                                                                                                1,224,500

Consumer Durable Goods  (0.2%)
---------------------------------------------------------------------------------------------------------
       1,280,000   Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                   zero % (14s, 11/15/01), 2006 ++                                                691,200
       2,335,000   Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                      2,083,988
                                                                                           --------------
                                                                                                2,775,188

Consumer Non Durables  (--%)
---------------------------------------------------------------------------------------------------------
         365,000   E&S Holdings Corp. 144A sr. sub. notes 10 3/8s, 2006                           381,881

Consumer Services  (0.4%)
---------------------------------------------------------------------------------------------------------
       4,791,000   Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                               5,216,201

Electric Utilities  (1.8%)
---------------------------------------------------------------------------------------------------------
       2,005,000   AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                     2,085,200
       1,125,000   Cleveland Electric Illuminating Co. 1st mtge. Ser. B, 9 1/2s, 2005           1,211,985
       4,225,000   El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                            4,520,750
         955,000   Empresa Distribuidora Norte 144A notes 9 3/4s, 2001 (Argentina)                988,425
         310,000   Hidro Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)                       323,950
       2,750,000   Long Island Lighting Co. deb. 9s, 2022                                       2,936,175
         300,000   Long Island Lighting Co. deb. 8.9s, 2019                                       307,983
       1,095,000   Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024                  1,138,800
       6,550,000   Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                             7,786,051
       1,375,361   Northeast Utilities System notes Ser. A, 8.58s, 2006                         1,305,218
                                                                                           --------------
                                                                                               22,604,537

Electronics  (0.5%)
---------------------------------------------------------------------------------------------------------
       1,280,000   Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (India)                                                                 1,376,000
         627,064   Cirent Semiconductor sr. sub. notes 10.22s, 2002                               627,064
         629,637   Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                          629,638
       2,925,000   International Semi-Tech. Corp. sr. secd. disc. notes
                   stepped-coupon zero % (11 1/2s, 8/15/00), 2003 (Canada) ++                   1,725,750
         460,000   Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                    483,000
       1,420,000   Motors and Gears Inc. 144A sr. notes Ser. A, 10 3/4s, 2006                   1,462,600
                                                                                           --------------
                                                                                                6,304,052

Entertainment  (0.9%)
---------------------------------------------------------------------------------------------------------
       2,300,000   Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                              2,581,750
       3,500,000   Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                  3,351,250
       1,200,000   Time Warner, Inc. notes 8.18s, 2007                                          1,233,708
       1,200,000   Time Warner, Inc. notes 8.11s, 2006                                          1,233,264
       2,300,000   Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                       2,633,500
                                                                                           --------------
                                                                                               11,033,472

Environmental Control  (0.1%)
---------------------------------------------------------------------------------------------------------
         925,000   Allied Waste Industries, Inc. 144A sr. sub. notes 10 1/4s, 2006                985,125

Food and Beverages  (0.8%)
---------------------------------------------------------------------------------------------------------
         575,000   Canandaigua Wine Co. 144A sr. sub. notes 8 3/4s, 2003                          572,125
       1,982,000   Del Monte Corp. notes 12 1/4s, 2002 [2 DBL. DAGGERS]                         2,021,640
       5,095,000   Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                     5,477,125
       1,700,000   Stater Brothers sr. notes 11s, 2001                                          1,836,000
                                                                                           --------------
                                                                                                9,906,890

Health Care Services  (1.2%)
---------------------------------------------------------------------------------------------------------
       4,480,000   Columbia/HCA Healthcare med. term notes 7.58s, 2025                          4,491,110
         380,000   Genesis Health Ventures, Inc. 144A sr. sub. notes 9 1/4s, 2006                 389,500
       2,610,000   IMED Corp. sr. sub. notes 9 3/4s, 2006                                       2,662,200
       1,490,000   Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                           1,616,650
       2,710,000   Paracelsus Healthcare sr. sub. notes 10s, 2006                               2,628,700
       1,700,000   Tenet Healthcare Corp. sr. notes 8s, 2005                                    1,700,000
       1,700,000   Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                           1,723,375
                                                                                           --------------
                                                                                               15,211,535

Insurance and Finance  (1.1%)
---------------------------------------------------------------------------------------------------------
         585,000   Aames Financial Corp. sr. notes 9 1/8s, 2003                                   596,700
         420,000   Colonial Capital Trust I  144A company guaranty 8.92s, 2027                    426,103
         975,000   Contifinancial Corp. sr. notes 8 3/8s, 2003                                    994,500
       1,625,000   Dollar Financial Group Inc. 144A sr. notes 10 7/8s, 2006                     1,690,000
         775,000   First Federal Financial Corp. notes 11 3/4s, 2004                              790,500
         455,000   Imperial Credit Industries, Inc. 144A sr. notes 9 7/8s, 2007                   464,100
         865,000   Investors Capital Trust, Inc. PLC 144A deb. 9.77s, 2027 (United Kingdom)       865,000
         725,000   Ocwen Federal Bank FSB sub. deb. 12s, 2005                                     797,500
       1,190,000   Ocwen Financial Corp. notes 11 7/8s, 2003                                    1,300,075
       1,265,000   Olympic Financial Ltd. sr. notes 13s, 2000                                   1,429,450
       1,230,000   Outsourcing Solutions Inc. 144A sr. sub. notes 11s, 2006                     1,303,800
       2,150,000   Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                     2,257,500
                                                                                           --------------
                                                                                               12,915,228

Lodging  (0.2%)
---------------------------------------------------------------------------------------------------------
         940,000   Host Marriott Travel Plazas sr. notes Ser. B, 9 1/2s, 2005                     977,600
       2,000,000   John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                           1,980,000
                                                                                           --------------
                                                                                                2,957,600

Medical Supplies and Devices  (0.2%)
---------------------------------------------------------------------------------------------------------
       1,285,000   Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                1,387,800
       1,000,000   Wright Medical Technology, Inc. sr. secd. notes Ser. B, 10 3/4s, 2000        1,010,000
                                                                                           --------------
                                                                                                2,397,800

Metals and Mining  (0.2%)
---------------------------------------------------------------------------------------------------------
         535,000   Maxxam Group Holdings Inc. 144A sr. notes 12s, 2003                            547,038
         690,000   Renco Metals, Inc. sr. notes 11 1/2s, 2003                                     724,500
       1,435,000   Royal Oak Mines Inc. company guaranty Ser. B, 11s, 2006 (Canada)             1,420,650
                                                                                           --------------
                                                                                                2,692,188

Motion Picture Distribution  (0.4%)
---------------------------------------------------------------------------------------------------------
       1,250,000   Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                          1,362,500
       1,817,000   Cinemark Mexico USA notes Ser. B, 13s, 2003 (Mexico) [2 DBL. DAGGERS]        1,726,150
         122,800   Cinemark Mexico USA notes Ser. D, 13s, 2003 (Mexico) [2 DBL. DAGGERS]          116,660
       1,505,000   Cinemark USA sr. sub. notes notes 9 5/8s, 2008                               1,531,338
                                                                                           --------------
                                                                                                4,736,648

Office Equipment  (0.2%)
---------------------------------------------------------------------------------------------------------
       2,500,000   United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                   2,775,000

Oil and Gas  (1.5%)
---------------------------------------------------------------------------------------------------------
       3,305,000   Abraxas Petrolem Corp. 144A sr. notes 11 1/2s, 2004                          3,569,400
         425,000   CIA Naviera Perez Companc S.A. 144A bonds 9s, 2004 (Argentina)                 425,000
         490,000   Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                     526,750
       3,195,000   Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                3,386,700
         425,000   Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                               451,563
       1,095,000   Kelley Oil & Gas Corp. 144A sr. sub. notes 10 3/8s, 2006                     1,160,700
         800,000   Maxus Energy Corp. notes 9 3/8s, 2003                                          834,000
         900,000   Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                         967,500
         500,000   Transamerican Refining Corp. 1st mtge. 16 1/2s, 2002                           525,000
       3,145,000   TransTexas Gas Corp. sr. disc. notes stepped-coupon
                   13 1/4s, (13 1/4s, 12/16/01), 2003 ++                                        1,981,350
       4,450,000   Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002                           4,883,875
         160,000   Vintage Petroleum, Inc. sr. sub. notes 8 5/8s, 2009                            158,652
                                                                                           --------------
                                                                                               18,870,490

Packaging and Containers  (1.0%)
---------------------------------------------------------------------------------------------------------
       1,700,000   Amtrol, Inc.  144A sr. sub. notes 10 5/8s, 2006                              1,759,500
       6,000,000   Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                            6,495,000
         530,000   Printpack, Inc. 144A sr. notes 9 7/8s, 2004                                    553,850
         265,000   Printpack, Inc. 144A sr. sub. notes 10 5/8s, 2006                              278,250
         420,000   Radnor Holdings Corp. 144A sr. notes 10s, 2003                                 427,350
       3,050,000   Riverwood International company guaranty 10 7/8s, 2008                       2,638,250
         425,000   US Can Corp. 144A sr. sub. notes 10 1/8s, 2006                                 446,250
                                                                                           --------------
                                                                                               12,598,450

Paging  (0.6%)
---------------------------------------------------------------------------------------------------------
         750,000   Arch Communications Group sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/15/01), 2008 ++                                             410,625
       3,000,000   Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                   zero % (15s, 2/1/00), 2005 ++                                                2,100,000
       2,800,000   Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/4s, 11/1/98), 2003 ++                                           2,208,500
       2,125,000   Paging Network, Inc. sr. sub. notes 10s, 2008                                2,135,625
                                                                                           --------------
                                                                                                6,854,750

Paper and Forest Products  (1.6%)
---------------------------------------------------------------------------------------------------------
       2,975,000   APP International Finance Co. notes 11 3/4s, 2005 (Netherlands)              3,231,594
       1,100,000   Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                      1,179,750
       3,655,000   Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                      3,910,850
       2,950,000   Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s, 2005                    3,252,375
       3,525,000   Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                         3,480,938
       1,900,000   Riverwood International company guaranty 10 1/4s, 2006                       1,814,500
       1,000,000   Stone Container Corp. 1st mtge. 10 3/4s, 2002                                1,030,000
       1,500,000   Stone Container Corp. sr. notes 11 7/8s, 2016                                1,605,000
                                                                                           --------------
                                                                                               19,505,007

Publishing  (0.4%)
---------------------------------------------------------------------------------------------------------
       4,250,000   American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                  4,547,500

Recreation  (2.8%)
---------------------------------------------------------------------------------------------------------
         460,000   Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                  492,200
         800,000   Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                      668,000
       2,090,000   Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                           1,463,000
         760,000   Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000 +                        570,000
       2,325,000   Casino America, Inc. sr. notes 12 1/2s, 2003                                 2,290,125
         780,000   Casino Magic of Louisiana Corp. 144A 1st mtge. 13s, 2003                       780,000
       3,175,000   Coast Hotels & Casinos, Inc. company guaranty Ser. B, 13s, 2002              3,532,188
       2,563,100   Colorado Gaming & Entertainment Co. sr. notes 12s, 2003                      2,460,576
       1,750,000   Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                  1,793,750
       1,285,000   Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                          1,391,013
       2,500,000   Hollywood Casino Corp. sr. notes 12 3/4s, 2003                               2,437,500
       4,125,000   Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                     4,083,750
       4,129,000   Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                       4,170,290
       2,875,000   Mohegan Tribal, Gaming Auth. sr. secd. notes, Ser. B, 13 1/2s, 11/15/02      3,809,375
       1,400,000   PRT Funding Corp. sr. notes 11 5/8s, 2004                                      952,000
       1,500,000   Trump A.C. 1st mtge. 11 1/4s, 2006                                           1,447,500
       2,106,000   Trump Castle notes 11 1/2s, 2000                                             2,127,060
                                                                                           --------------
                                                                                               34,468,327

Restaurants  (0.2%)
---------------------------------------------------------------------------------------------------------
         335,000   AmeriKing. Inc. sr. notes 10 3/4s, 2006                                        348,400
       1,800,000   FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                          1,876,500
                                                                                           --------------
                                                                                                2,224,900

Retail  (0.8%)
---------------------------------------------------------------------------------------------------------
       3,700,000   Brylane (L.P.) sr. sub. notes 10s, 2003                                      3,829,500
       3,000,000   Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon zero %
                   (12s, 5/1/98), 2005 ++                                                       2,700,000
       1,195,000   Loehmanns, Inc. sr. notes 11 7/8s, 2003                                      1,290,600
       1,600,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                                   1,696,000
                                                                                           --------------
                                                                                                9,516,100

Shipping  (0.1%)
---------------------------------------------------------------------------------------------------------
       1,420,000   Newport News Shipbuilding 144A sr. sub. notes 9 1/4s, 2006                   1,476,800

Specialty Consumer Products  (0.1%)
---------------------------------------------------------------------------------------------------------
       1,455,000   Sassco Fashions Ltd. 144A  notes 12 3/4s, 2003                               1,433,175

Steel  (0.4%)
---------------------------------------------------------------------------------------------------------
         820,000   AK Steel Corp. 144A sr. notes 9 1/8s, 2006                                     838,450
       3,750,000   Ispat Mexicana, S.A. 144A deb. 10 3/8s, 2001 (Mexico)                        3,853,120
                                                                                           --------------
                                                                                                4,691,570

Supermarkets  (0.1%)
---------------------------------------------------------------------------------------------------------
         450,000   Ralphs Grocery Co. sr. sub. notes 11s, 2005                                    468,000
         505,000   Supermercad 144A bonds 10 7/8s, 2004 (Brazil)                                  511,313
                                                                                           --------------
                                                                                                  979,313

Telecommunications  (3.6%)
---------------------------------------------------------------------------------------------------------
       3,960,000   American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                             2,296,800
       6,010,000   Brooks Fiber Properties, Inc. sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/1/01), 2006 ++                                            4,026,700
       5,360,000   CellNet Data Systems, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (13s, 6/15/00), 2005 ++                                3,685,000
       2,480,000   Charter Communications International, Inc. disc. notes
                   stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                        1,550,000
       1,250,000   Charter Communications International, Inc. sr. notes Ser. B,
                   11 1/4s, 2006                                                                1,325,000
       1,695,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                              1,856,025
       3,355,000   Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006              3,455,650
       3,126,000   GST Telecommunications,Inc. company guaranty
                   stepped-coupon zero % (13 7/8s, 12/15/00), 2005 ++                           1,938,120
       2,815,000   Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                        1,653,800
       9,220,000   ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                  6,546,200
       1,000,000   Intelcom Group (USA), Inc. company guaranty
                   stepped-coupon zero % (12 1/2s, 5/1/01), 2006 ++                               655,000
       1,700,000   Intermedia Communications, Inc. sr. disc. notes
                   stepped-coupon zero % (12 1/2s, 5/15/01), 2006 ++                            1,147,500
       3,025,000   Intermedia Communications, Inc.  sr. notes Ser. B, 13 1/2s, 2005             3,440,938
       1,725,000   International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                   1,155,750
       1,400,000   Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                 1,190,000
         600,000   MFS Communications sr. disc. notes stepped-coupon
                   zero % (8 7/8s, 1/1/01), 2006 ++                                               441,000
       4,650,000   Rogers Cantel, Inc. deb. 9 3/8s, 2008 (Canada)                               4,836,000
       4,920,000   Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                             3,370,200
         355,000   TV Azteca, S.A. 144A sr. notes 10 1/2s, 2007 (Mexico)                          355,000
                                                                                           --------------
                                                                                               44,924,683

Telephone Services  (0.7%)
---------------------------------------------------------------------------------------------------------
       1,495,000   Globo Communicacoes 144A company guaranty 10 1/2s, 2006 (Brazil)             1,524,900
       5,175,000   MFS Communications sr. disc. notes stepped-coupon
                   zero % (9 3/8s, 1/15/99), 2004 ++                                            4,515,188
       2,925,000   Nextlink Communications, Inc. sr. notes 12 1/2s, 2006                        3,166,313
                                                                                           --------------
                                                                                                9,206,401

Textiles  (0.3%)
---------------------------------------------------------------------------------------------------------
         305,000   Collins & Aikman Corp. 144A sr. sub. notes 10s, 2007                           309,575
       2,425,000   Polysindo International Finance company guaranty 11 3/8s,
                   2006 (Indonesia)                                                             2,546,250
         804,000   Reeves Industries Inc. sub. deb. 13 3/4s, 2001                                 683,400
                                                                                           --------------
                                                                                                3,539,225

Wireless Communications  (0.3%)
---------------------------------------------------------------------------------------------------------
         460,000   Echostar Communications Corp. stepped-coupon zero %
                   (12 7/8s, 6/1/99), 2004 ++                                                     380,650
       1,140,000   International Wireless Communications, Inc. sr. disc. notes
                   zero %, 2001                                                                   638,400
       1,455,000   Omnipoint Corp. sr. notes 11 5/8s, 2006                                      1,505,925
         600,000   Omnipoint Corp. 144A sr. notes Ser. A, 11 5/8s, 2006                           627,000
         450,000   Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                            467,438
                                                                                           --------------
                                                                                                3,619,413
                                                                                           --------------
                   Total Corporate Bonds and Notes (cost $445,097,618)                     $  456,931,299

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (26.1%) *
PRINCIPAL AMOUNT                                                                                    VALUE

U.S. Government Agency Mortgage Pass-Through Certificates  (18.1%)
---------------------------------------------------------------------------------------------------------
                   Federal National Mortgage Association
    $ 19,241,962   8s, with due dates from May 1, 2026 to September 1, 2026                $   19,626,807
      26,101,582   7 1/2s, with due dates from May 1, 2026 to January 1, 2027                  26,117,788
       3,453,000   7 1/2s, TBA, February 16, 2027                                               3,455,141
      37,915,561   7s, with dur dates from July 1, 2026 to April 1, 2026                       37,109,864
          73,853   6 1/2s, with due dates from June 1, 2023 to February 1, 2024                    70,506
                   Government National Mortgage Association
      17,535,529   8s, with due dates from January 15, 2026 to January 15, 2027                17,930,098
      16,640,000   8s, TBA, February 16, 2027                                                  17,024,800
      41,163,648   7 1/2s, with due dates from December 15, 2023 to December 15, 2025          41,259,971
      18,193,000   7 1/2s, TBA, February 16, 2027                                              18,232,661
      43,812,040   7s, with due dates from July 1, 2025 to July 15, 2026                       42,894,652
                                                                                           --------------
                                                                                              223,722,288

U.S. Treasury Obligations  (8.0%)
---------------------------------------------------------------------------------------------------------
                   U.S. Treasury Bonds
       2,940,000   8 1/8s, August 15, 2019                                                  $   3,352,070
      29,615,000   7 7/8s, February 15, 2021                                                   32,992,887
                   U.S. Treasury Notes
       3,525,000   9 1/8s, May 15, 1999                                                         3,756,875
       1,160,000   7s, July 15, 2006                                                            1,198,605
      56,979,000   6 1/2s, October 15, 2006                                                    56,925,440
                                                                                           --------------
                                                                                               98,225,877
                                                                                           --------------
                   Total U.S. Government and Agency Obligations (cost $320,652,913)        $  321,948,165

FOREIGN GOVERNMENT BONDS AND NOTES  (21.1%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
AUD      8,070,000   Australia (Government of) bonds 7 1/2s, 2005                          $    6,194,011
AUD     13,530,000   Australia (Government of) bonds 10s, 2002                                 11,663,512
USD     15,736,000   Bank of Foreign Economic Affairs of Russia (Vnesheconombank)
                     principal loan 144A 8s, 2020+##+++                                         9,087,540
DEM     16,000,000   DBR Unity Fund bonds 8s, 2002 (Germany)                                   11,180,382
DKK     41,055,000   Denmark (Government of) bonds 8s, 2006                                     7,234,650
FRF     12,370,000   France (Government of) deb. 6s, 2025                                       2,084,568
FRF    141,460,000   France (Government of) notes 5 1/2s, 2001                                 26,610,780
FRF    137,019,000   France Treasury bill 7s, 2000                                             27,124,143
FRF    107,240,000   France Treasury bill 4 1/2s, 1998                                         19,698,921
DEM     22,010,000   Germany (Federal Republic of) bonds 7 3/8s, 2005                          15,010,785
DEM     54,175,000   Germany (Federal Republic of) bonds 6 1/4s, 2006                          34,336,500
DEM     43,935,000   Germany (Federal Republic of) bonds Ser. 118, 5 1/4s, 2001                27,779,313
ITL 18,020,000,000   Italy (Government of) bonds 9 1/2s, 2001                                  12,315,132
ZAR     10,285,000   South Africa (Republic of) bonds Ser. 153, 13s, 2010                       1,951,409
ESP  1,938,300,000   Spain (Government of) deb. 10.1s, 2001                                    16,135,049
GBP     11,765,000   United Kingdom Treasury bonds 7 1/2s, 2006                                18,955,856
GBP      6,255,000   United Kingdom Treasury notes 7 3/4s, 2006                                10,237,750
MXP      2,430,000   United Mexican States bonds 11 1/2s, 2026                                  2,645,663
                                                                                           --------------
                   Total Foreign Government Bonds and Notes (cost $270,040,554)            $  260,245,964

BRADY BONDS  (4.7%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
     $14,900,000   Argentina (Republic of) FRB Ser. L-GL 6 3/8s, 2023                      $   12,106,250
       4,085,620   Argentina (Republic of) deb. 6.625s, 2005                                    3,666,844
      12,927,560   Brazil (Republic of) FRB 4s, 2014 +++                                       10,051,178
       6,720,000   Brazil (Republic of) FRB Ser. L, 6.563s, 2012                                5,401,200
       3,589,000   Ecuador (Government of) FRN 6 1/2s, 2025                                     2,557,163
      17,939,000   United Mexican States deb. Ser. B, 6 3/8s, 2019                             13,543,945
      11,750,000   Venezuela (Government of) deb. Ser. DL, 6 1/2s, 2007                        10,619,063
                                                                                           --------------
                   Total Brady Bonds (cost $52,714,724)                                    $   57,945,643

UNITS  (1.2%) *
NUMBER OF UNITS                                                                                     VALUE
---------------------------------------------------------------------------------------------------------
             525   AmeriKing, Inc. pfd. units zero %, 2008                                 $      582,750
             385   Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++ (Brazil)                                         4,774,000
           2,855   Colt Telecommunications Group PLC units stepped-coupon
                   zero % (12s, 12/15/01), 2006 (United Kingdom) ++                             1,777,238
           1,715   Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                      1,001,131
             940   Esat Holdings Ltd. 144A units stepped-coupon zero %
                   (12 1/2s, 2/1/02), 2007 ++ (Ireland)                                           531,100
           2,000   Fitzgerald Gaming Co. units 13s, 2002                                        1,600,000
          26,715   Nextlink Communications 144A pfd. units stepped-coupon
                   zero % (14s, 2/1/02), 2009 [2 DBL. DAGGERS]++                                1,339,089
           2,000   RSL Communications, Ltd. 144A units 12 1/4s, 2006                            2,080,000
           2,565   Wireless One Inc. units zero % (13.5s, 8/1/01), 2006 ++                      1,244,025
                                                                                           --------------
                   Total Units (cost $13,307,864)                                          $   14,929,333

PREFERRED STOCKS  (1.9%) *
NUMBER OF SHARES                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
           7,569   Alliance Gaming Corp. Ser. B, $15.00 pfd. [2 DBL. DAGGERS]              $      726,624
           3,050   American Radio Systems Corp. 144A $11.375 pfd.                                 303,475
          28,740   Cablevision Systems Ser. M, $11.125 dep. shs. pfd. [2 DBL. DAGGERS]          2,622,525
         108,000   California Federal Bancorp Inc. Ser. A, $2.281 pfd.                          2,673,000
           8,750   California Federal Bank Ser. B, $10.625 exch. pfd. [2 DBL. DAGGERS]            964,688
          10,350   Chancellor Radio Broadcasting 144A $12.00 pfd.                               1,038,881
          29,725   Chevy Chase Capital Corp. Ser. A,  $5.188 pfd.                               1,567,994
           6,875   Chevy Chase Savings Bank $13.00 pfd.                                           220,859
          34,730   Diva Systems Corp. Ser. C, $6.00 pfd.                                          303,888
           1,250   Fresenius Medical Care $9.00 trust pfd.                                      1,275,000
          21,794   K-III Communications, Ser. B $11.625 pfd.                                    2,157,606
          11,250   K-III Communications Ser. D $10.00 pfd.                                      1,125,000
          74,450   SDW Holdings Corp. 144A $3.50 pfd                                            2,185,405
          20,750   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                 2,075,000
           3,934   Time Warner Inc. Ser. M, $10.25 pfd. [2 DBL. DAGGERS]                        4,297,895
                                                                                           --------------
                   Total Preferred Stocks (cost $22,952,252)                               $   23,537,840

COMMON STOCKS  (1.3%) *
NUMBER OF SHARES                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
          86,149   Computervision Corp. +                                                  $      646,118
          52,282   Conseco Inc.                                                                 3,842,727
          60,000   Exide Corp.                                                                  1,350,000
         120,047   Gaylord Container Corp. +                                                      780,306
         136,975   Grand Union Co. (acquired 6/20/95, cost $280) [DBL. DAGGER]+                   505,095
          10,934   IFINT Diversified Holdings 144A +                                              174,944
           1,658   PMI Holdings Corp. 144A +                                                      414,500
           1,186   Premium Holdings L.P. 144A +                                                     5,929
         250,248   PSF Holdings LLC Class A                                                     6,256,200
          60,000   Southdown, Inc.                                                              1,830,000
              46   Southland Corp. +                                                                  127
          36,750   Specialty Foods Corp. +                                                          9,188
          11,900   Terex Corp. Rights expiration date 5/15/02 +                                    35,700
                                                                                           --------------
                   Total Common Stocks (cost $22,298,369)                                  $   15,850,834

ASSET-BACKED SECURITIES  (1.1%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
      $4,135,000   Chemical Master Credit Card Trust Ser. 95-2, Class A, 6.23s, 2003       $    4,115,607
       1,275,000   Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2, 7.67s, 2025        1,276,594
       8,240,000   Sears Credit Account Master Trust Ser. 95-5, Class A, 6.05s, 2004            8,003,100
                                                                                           --------------
                   Total Asset-Backed Securities (cost $13,746,144)                        $   13,395,301

CONVERTIBLE BONDS AND NOTES  (0.6%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
      $2,000,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                          $    1,227,500
         647,000   GST Telecommunications, Inc. cv. sr. disc. notes
                   stepped-coupon zero % (13 7/8s, 12/15/00), 2005 ++                             540,245
         700,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                 582,750
         450,000   National Semiconductor Corp. cv. deb. 6 1/2s, 2002                             452,813
       3,483,000   Pricellular Wireless Corp. 144A cv. sub. notes
                   stepped-coupon zero % (10 3/4s, 8/15/00), 2004 ++                            2,960,550
       1,525,000   Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                         1,355,344
                                                                                           --------------
                   Total Convertible Bonds and Notes (cost $6,147,601)                     $    7,119,202

CONVERTIBLE PREFERRED STOCKS  (0.3%) *
NUMBER OF SHARES                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
          25,796   Cablevision Systems Corp. Ser. H, $11.75 cv. pfd. [2 DBL. DAGGERS]      $    2,457,069
          18,000   Granite Broadcasting $1.938 cv. pfd.                                           987,750
                                                                                           --------------
                   Total Convertible Preferred Stocks (cost $3,520,861)                    $    3,444,819

COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%) * (cost $2,983,199)
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
      $3,022,874   Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                     $    2,975,642

WARRANTS (0.2%) * +
NUMBER OF WARRANTS                                                       EXPIRATION DATE            VALUE
---------------------------------------------------------------------------------------------------------
          95,000   Becker Gaming Corp. 144A                                  11/15/00      $       23,750
          21,440   Cellnet Data Systems                                       6/15/05             552,080
           5,375   County Seat Holdings, Inc.                                10/15/98                 108
             700   Grand Union Co. Ser.1                                      6/15/00                 182
           1,399   Grand Union Co. Ser. 2                                     6/15/00                  56
           2,815   Hyperion Telecommunications 144A                           4/15/01              56,300
         187,200   Insight Communications Co. 144A                             3/1/98             468,000
          20,856   Intelcom Group                                             9/15/05             291,984
           1,900   Interact Systems, Inc.                                      8/1/03               4,275
           3,025   Intermedia Communications 144A                              6/1/00             105,875
           1,140   International Wireless Communications Holdings             8/15/01                  11
          10,452   Louisiana Casino Cruises, Inc. 144A                        12/1/98             177,684
          12,880   Pagemart, Inc. 144A                                       12/31/03             103,040
           5,600   Petracom Holdings, Inc.                                     8/1/05              39,900
          46,534   President Riverboat Casinos, Inc.                          9/30/99              23,267
           7,445   SDW Holdings Corp. 144A Ser. B                              4/1/04              96,785
             680   Sterling Chemicals Holdings                                8/15/08              23,800
              77   Telemedia Broadcasting                                      4/1/04              57,870
          24,000   UCC Investor Holding, Inc.                                10/31/99             348,000
             455   Wright Medical Technology, Inc. 144A                       6/30/03              59,134
                                                                                           --------------
                   Total Warrants (cost $2,588,331)                                        $    2,432,101

PURCHASED OPTIONS OUTSTANDING  (0.1%) *                                EXPIRATION DATE/
NUMBER OF CONTRACTS                                                       STRIKE PRICE              VALUE
---------------------------------------------------------------------------------------------------------
DEM       45,100,000   German Government Bond Futures Contracts (Put)      Feb. 97/DEM     $      243,540
DEM       44,104,000   German Government Bond Futures Contracts (Call)     Feb. 97/DEM          1,384,866
JPY   44,200,000,000   Japanese Government Bond Futures Contracts (Put)    Feb. 97/JPY             47,736
---------------------------------------------------------------------------------------------------------
                   Total Purchased Options Outstanding (cost $1,138,746)                   $    1,676,142

SHORT-TERM INVESTMENTS  (5.1%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
     $25,000,000   Federal National Mortgage Association effective yield of
                   5.28%, February 13, 1997                                                $   24,956,000
      38,366,000   Interest in $718,546,000 joint repurchase agreement dated
                   January 31, 1997 with Morgan (J.P.) & Co., Inc. due
                   February 3, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $38,383,744 for an
                   effective yield of 5.55%                                                    38,371,915
                                                                                           --------------
                   Total Short-Term Investments (cost $63,332,411)                         $   63,327,915
---------------------------------------------------------------------------------------------------------
                   Total Investments  (cost $1,240,521,587) ***                            $1,245,760,200
---------------------------------------------------------------------------------------------------------

             *     Percentages indicated are based on net assets of $1,234,913,410.

           ***    The aggregate identified cost on a tax basis is $1,243,119,247, resulting in gross unrealized appreciation and depreciation of $47,297,423 and $44,656,470, respectively, or net unrealized appreciation of $2,640,953.

             +    Non-income-producing security.

            ++   The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

           +++   A portion of the income  will be received in additional securities.

  [DBL. DAGGER]  Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 1997 was $504,857 or less than 0.1% of net assets.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

             ##  When-issued securities (Note 1).

                 144A after the name of a security represents those exempt from registration under Rule 144A of the
                 Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 TBA after the name of a security represents to be announced securities (Note 1).

                 The rate shown on Floating Rate Bonds (FRBs) and Floating Rate Notes (FRNs) are the current interest rates shown at January 31, 1997, which are subject to change based on the terms of the security.





Forward Currency Contracts to Buy at January 31, 1997
(Aggregate Face Value $250,833,328)
                                                                             Unrealized
                                             Aggregate Face    Delivery     Appreciation/
                             Market Value        Value           Date      (Depreciation)
----------------------------------------------------------------------------------------
British Pounds                $ 1,340,298      $ 1,398,939      Mar 97      $   (58,641)
Canadian Dollars               35,606,394       35,555,653      Mar 97           50,741
Danish Krone                    1,089,752        1,134,117      Mar 97          (44,365)
Deutschemarks                  88,581,354       91,954,978      Mar 97       (3,373,624)
Italian Lira                   11,886,891       12,482,705      Mar 97         (595,814)
Japanese Yen                   75,599,266       79,032,730      Mar 97       (3,433,464)
Swedish Krona                   9,581,717        9,542,688      Mar 97           39,029
Swiss Francs                   19,615,185       19,731,518      Mar 97         (116,333)
----------------------------------------------------------------------------------------
                                                                             (7,532,471)
----------------------------------------------------------------------------------------



Forward Currency Contracts to Sell at January 31, 1997
(Aggregate Face Value $206,244,845)
                                Market       Aggregate Face    Delivery      Unrealized
                                 Value           Value           Date       Appreciation
----------------------------------------------------------------------------------------
Australian Dollars           $11,595,576       $12,443,841      3/19/97       $  848,265
British Pounds                   549,845           556,450      3/19/97            6,605
Canadian Dollars               2,555,704         2,569,611      3/19/97           13,907
Deutschemarks                 87,094,002        90,521,184      3/19/97        3,427,182
French Francs                 39,655,308        41,222,799      3/19/97        1,567,491
Japanese Yen                  33,760,690        34,933,848      3/19/97        1,173,158
Spanish Peseta                 2,715,070         2,860,254      3/19/97          145,184
Swiss Francs                  19,583,048        21,136,858      3/19/97        1,553,810
----------------------------------------------------------------------------------------
                                                                              $8,735,602
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
January 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,240,521,587) (Note 1)        $1,245,760,200
---------------------------------------------------------------------------------------------------
Cash                                                                                            533
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                        21,430,031
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           93,661,271
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            9,020,100
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          7,329,649
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,377,201,784

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     7,719,129
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        122,027,891
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,102,991
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  199,465
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                23,785
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  7,173
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               7,816,969
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             2,240,407
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      150,564
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       142,288,374
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,234,913,410

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,223,899,088
---------------------------------------------------------------------------------------------------
Distributions in excess net investment income (Note 1)                                   (8,865,023)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                           13,964,009
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                         5,915,336
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding            $1,234,913,410

Computation of net asset value:
---------------------------------------------------------------------------------------------------
Net asset value per share ($1,234,913,410 divided by 140,248,960 shares)                      $8.81
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $122,227)                                       $51,107,295
--------------------------------------------------------------------------------------------------
Dividends                                                                                1,012,370
--------------------------------------------------------------------------------------------------
Total investment income                                                                 52,119,665

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,235,348
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             563,150
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           40,309
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            10,679
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     26,254
--------------------------------------------------------------------------------------------------
Registration fees                                                                              125
--------------------------------------------------------------------------------------------------
Auditing                                                                                    28,225
--------------------------------------------------------------------------------------------------
Legal                                                                                       24,363
--------------------------------------------------------------------------------------------------
Postage                                                                                     50,155
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       59,255
--------------------------------------------------------------------------------------------------
Other                                                                                       31,558
--------------------------------------------------------------------------------------------------
Total expenses                                                                           5,069,421
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (63,722)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             5,005,699
--------------------------------------------------------------------------------------------------
Net investment income                                                                   47,113,966
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        30,459,867
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions                                         868,950
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                                      (797,780)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                             7,164,412
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 37,695,449
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $84,809,415
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                         January 31            July 31
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   47,113,966     $   89,437,806
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                       31,328,817         34,931,641
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                          6,366,632        (21,947,783)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     84,809,415        102,421,664
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (46,393,906)       (91,016,918)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                               --         (1,695,936)
----------------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                              (3,356,370)          (229,350)
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             35,059,139          9,479,460
----------------------------------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,199,854,271      1,190,374,811
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment income
of $8,865,023 and $9,585,083, respectively)                                          $1,234,913,410     $1,199,854,271
----------------------------------------------------------------------------------------------------------------------
Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                                               140,679,960        140,709,960
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                         (431,000)           (30,000)
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                                     140,248,960        140,679,960
----------------------------------------------------------------------------------------------------------------------

*  Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                        Six months ended
                                                                           January 31
                                                                          (Unaudited)                 Year Ended July 31
---------------------------------------------------------------------------------------------------------------------------
                                                                              1997                 1996                1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.53                $8.46                $8.29
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .33                  .64                  .68
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .28                  .09                  .17
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .61                  .73                  .85
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.33)                (.65)                (.58)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                 (.01)                 --
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                         --                   --                 (.10)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.33)                (.66)                (.68)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.81                $8.53                $8.46
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%) (a)                             13.11*                7.94                 6.86
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                                 $8.00                $7.38                $7.44
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,234,913           $1,199,854           $1,190,375
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .41*                 .85                  .82
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     3.84*                7.43                 8.29
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     120.42*              332.00               196.83
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                             Year ended July 31
---------------------------------------------------------------------------------------------------------------------------
                                                                             1994                  1993                1992
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.87                $8.51                $7.90
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .64                  .71                  .75
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.50)                 .42                  .73
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .14                 1.13                 1.48
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.70)                (.71)                (.75)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                           (.02)                (.06)                (.12)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.72)                (.77)                (.87)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.29                $8.87                $8.51
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%) (a)                               .95                 1.92                27.42
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                                 $7.63                $8.25                $8.88
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,166,726           $1,249,193           $1,194,958
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .86                  .84                  .88
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     7.30                 8.14                 9.05
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     242.29               250.65               203.27
---------------------------------------------------------------------------------------------------------------------------

* Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
January 31, 1997 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed income securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At July 31, 1996, the fund had a capital loss carryover of approximately $14,767,000 available to offset future capital gains, if any, will expire on July 31, 2003.

J) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though , as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1997, fund expenses were reduced by $63,722 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,360 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended January 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $855,216,899 and $817,841,409, respectively. Purchases and sales of U.S. government obligations aggregated $569,681,117 and $631,324,287, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Share Repurchase Program

The Trustees have authorized the fund to repurchase up to 7,000,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding. For the period ended January
31, 1997, the fund repurchased 431,000 shares for $3,356,370, which reflects a discount from net asset value of 10.67%.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Neil J. Powers
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Mark J. Siegel
Vice President and Fund Manager

Jin W. Ho
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

31266-073                3/97